Prospectus

November 05, 2005

The Azzad Funds

Ethical Investing

Azzad Ethical Mid Cap Fund

Azzad Ethical Income Fund

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or judged whether the information contained in this prospectus is   accurate. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Overview	3

The Funds at a Glance
Azzad Ethical Mid Cap Fund
Investment Objective	4
Principal Investment Strategies	4
Principal Risks	5
Performance	6
Fund Fees and Expenses	7
Financial Highlights	9

Azzad Ethical Income Fund
Investment Objective	10
Principal Investment Strategies	10
Principal Risks	11
Performance	12
Fund Fees and Expenses	13
Financial Highlights	15

More About the Funds
Shareholder Advocacy	16

Management, Organization, and Capital Structure of the Funds
Board of Trustees	17
Investment Adviser	17
Sub Adviser	17
Funds’ Distribution Plan	17
Custodian, Transfer & Dividend Disbursing Agents	18
Organization	18

How Your Share Price (NAV) is Determined	18

Shareholder Guide
How to Purchase Your Shares	19
How to Sell Your Shares	20
How to Exchange Your Shares	22

Taxes, Dividends, and Distributions
Taxation of the Funds	23
Taxation of Shareholders	23
Dividends and Distributions	23

Shareholder Services
Online Account Access	24
Automatic Investment Plan	24
Shareholder Reports	24
Reporting to Third Party Information Providers	24
Account Types	25

Privacy Policy	26
Additional Information	27

The Funds at a Glance

Overview

The Azzad Ethical Mid Cap Fund (ADJEX) and the Azzad Ethical Income Fund (AEIFX) collectively referred to as the Azzad Funds, provide a convenient way for ethical investors to integrate their values with their investment decisions. Each fund’s investments endure a rigorous screening process designed to exclude companies that derive revenue from products and services believed to be unethical by the investment advisor.

The Azzad Funds

The Azzad Ethical Mid Cap Fund’s primary investment objective is to provide shareholders with long-term capital appreciation.

The Azzad Ethical Income Fund’s primary investment objective is to provide shareholders with current income and, as a secondary objective, the Fund seeks long-term capital appreciation.

Each Fund should be considered a long-term investment and is not appropriate for short-term goals. Each Fund may also be used in all types of retirement and college savings plans including Separately managed (Wrap) Programs sponsored by Azzad Asset Management, Inc.

Ethical Investing

The Azzad Funds are designed to provide investors with an ethical investment alternative. The funds’ holdings are screened to meet the following criteria:

o

The Funds avoid companies with significant revenue from tobacco, alcohol, meat products, gambling, pornography, interest, insurance, and weapons of mass destruction. In addition, the funds’ holdings are filtered through certain ethically acceptable financial ratios. The funds also do not invest in banks or financial services companies.

o

The Funds seek to invest in promising companies and use their shareholder positions to influence corporations to engage in socially and environmentally responsible behavior.

Please Read this Prospectus carefully before Investing.

This prospectus contains important information about the Funds that you should know before investing. It contains information about the fees, risks, and investment strategies for each of the Azzad Funds. Please read it carefully and retain it for future reference.

As with all mutual funds, the Azzad Funds are not FDIC insured, have no bank guarantees, and you may lose money.

For Additional Information about the Funds’ investment strategies and risks, the Funds’ Statement of Additional Information is available, free of charge, from Mutual Shareholder Services, LLC (888) 350-3369. To speak to a financial advisor call (703) 207-7005.

The Azzad Ethical Mid Cap Fund

Advisor

Azzad Asset Management, Inc.

Subadvisor

Wright Investors’ Service

Investment Objective

The Fund's primary investment objective is to provide its shareholders with long-term total returns that, after expenses, match or exceed the annualized performance of the Standard & Poor’s Midcap 400 Index. The S&P 400 is an index composed of 400 medium capitalization domestic common stocks. The investment advisor may change the investment objective without the consent of shareholders, but only after 30 days written notice of such change.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its net assets in mid cap companies. Mid cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment. The Fund invests in a blend of growth and value mid cap stocks that have passed Azzad’s ethical screening criteria as specified in this prospectus.

Mid cap stocks are companies that have outgrown their infancy and may be on their way to achieving blue chip status. Historically, keeping in mind that past performance does not guarantee future results, mid cap stocks have outperformed large cap stocks and have demonstrated less volatility than small cap stocks. Fund managers try to identify companies of this size with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. The Fund’s portfolio managers seek to add value through active portfolio management based on the use of fundamental, proprietary research.

Stock Selection Process & Criteria

All mutual funds use some type of screens to filter their investments. Screens are guidelines that define which stocks will be included in a portfolio and which will be excluded. In addition to basic financial screens such as market capitalization, financial solvency, industry and sector diversification, the stocks of the Fund are screened according to their lines of business and a set of financial ratios.

Exclusionary Screens

The screens used in the Fund are intended to reflect those most widely used by ethical and socially responsible investors. However, you may still find that some companies in the index do not reflect your social, political or environmental standards. The Fund uses its shareholder rights and responsibilities to make its voice heard on issues that concern its ethical investors.

The stock selection process begins by excluding firms who do not meet specific business line and financial requirements. Specifically, the Fund excludes firms whose products or services include:

Alcohol

Tobacco

Meat Related Products

Unethical Entertainment (gambling, pornography, etc.)

Weapons of Mass Destruction

Conventional Financial Services (banks, insurance)

These products and services may be harmful and/or function in ways that are unfair to members of society. They are removed from the “universe” of stocks considered for the Fund. After removing companies with unacceptable primary business activities, the remaining universe is tested by three financial ratio “filters”. The purpose is to remove companies with unacceptable financial ratios.

The filters exclude companies if:

o

Total debt divided by trailing 12-month average market capitalization is greater than or equal to 33%. (Note: total debt = short term debt + current portion of long-term debt + long-term debt).

o

Accounts receivables divided by total assets is greater than or equal to 45%. (Note: accounts receivables = current receivables + long-term receivables).

o

The sum of cash and interest bearing securities divided by trailing 12-month average market capitalization is greater than or equal to 33%.

Companies that pass these screens are included in the Fund’s universe of stocks, from which investments are selected.

Growth and Value Stocks

The Azzad Ethical Mid Cap Fund invests in a blend of growth and value mid cap stocks. Growth stocks are generally companies believed to have above average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. On the other hand, value stocks are generally stocks of companies whose prices typically are below average in comparison with such measures as earnings and book value. These stocks typically pay above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Investment Restrictions

In addition to restrictions imposed upon the business activities of companies, the Fund’s ethical and investment objectives impose broad limitations upon the types of securities or other instruments in which the Fund may invest, as well as upon commonly used investment techniques. Under these provisions, the Fund may not invest in debt instruments, including bonds (including World Bank bonds and U.S. treasury bonds), notes, preferred stocks and convertible securities or other instruments that pay interest or that are deemed interest-equivalent investments; or in other derivative and hybrid securities, such as swaps, index futures, or other futures contracts.

Temporary Defensive Positions

During uncertain market, economic, political or other unfavorable conditions, the Fund may adopt a temporary defensive position. Under these circumstances, the Fund may hold up to 100% of its assets in non-interest bearing cash accounts. However, the fund will not invest in interest-paying instruments frequently used by other mutual funds for this purpose. During these periods, the Fund may not achieve its investment objective. These strategies are discussed in greater detail in the Statement of Additional Information ("SAI").

Principal Risks

All investments involve risk. As with all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no guarantee that the Fund’s investment objective will be achieved. You may lose money on your investment in the Fund, or the Fund could underperform for any or all of the following reasons:

o

The Stock market goes down. The value of the Fund’s shares and its total return will fluctuate widely and your investment may be worth more or less than your original cost when you redeem your shares. The value of a security tends to fluctuate in response to activities specific to the company, general market, economic, and political conditions. In addition, individual stocks in the Fund may underperform and the Fund’s portfolio management’s practices may not achieve their desired affect.

o

The Fund’s Ethical Investment Objectives may narrow the availability of investment opportunities. It is possible that the restrictions placed on investments may cause the Fund to underperform in economic downturns compared to other Funds that do not place such restrictions.

o

The Fund is non-diversified. The Fund may invest a larger percentage of its assets in fewer companies. The Fund’s ethical screens also restrict it from investing in industries and companies that may otherwise be advantageous investments. In addition, the Fund invests primarily in stocks of mid capitalization companies. These stocks tend to go through market cycles and the performance of your investment will generally follow these trends.

o

Investment Style Risk. This refers to the possibility that returns from mid capitalization growth and value stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.

o

Manager risk. This refers to the possibility that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

If you are not willing to accept the risks associated with investing in the stock market and the Fund, you should not invest in the Fund. The Fund does not constitute a complete or balanced investment program.

Performance Bar Chart

The bar chart on the next page provides some indication of the risks involved in investing in the Fund*. The chart shows how the Fund’s performance has varied from one calendar year to the next. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Year-to-date performance as of October 7, 2005[1]:	7.84%
Best quarter covered by the chart above (12-31-2004):	+10.93%
Lowest quarter covered by the chart above (6-30-2002):	-12.78%
S&P 400 Index - Year-to-date performance as of October 7, 2005[1]:	4.45%

1 Fund fees are not reflected in the above performance bar chart. If these charges were reflected, returns would be less than those shown. Total return figures assume reinvested dividends, capital gains distributions, and changes in principal value. These figures do not reflect the taxes a shareholder may be required to pay on distributions or redemptions of Fund shares. The Fund’s past performance does not indicate how the Fund will perform in the future.

Average Annual Total Returns

The performance table below shows the Fund’s average annual total returns in comparison to those of a broad-based securities market index. It provides some indication of the risks involved in investing in the Fund. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

The after-tax returns are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period. During periods of loss, a higher after-tax return may result when a capital loss occurs upon redemption. This translates into an assumed tax deduction that benefits the shareholder.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2004)
	One Year	Since Inception[1]
The Azzad Ethical Mid Cap Fund
Return Before Taxes	10.66%	-2.54%
Return After Taxes on Distributions	10.66%	-2.66%
Return After Taxes on Distributions and Sale of Fund Shares	6.93%	-2.24%

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)[1]	None
Maximum Deferred Sales Charge (Load) (as a % of lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividend Distributions	None
Redemption Fee (as a % of amount redeemed, if applicable)[2]	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets):

Management Fees	1.00%
Distribution and Service (12b-1) Fee	0.25%
Other Expenses	3.97%
Total Fund Operating Expenses	5.22%
Fee Waiver and Expense Reimbursement[3]	2.97%
Total Net Annual Operating Expenses	2.25%

-----------------

1.

Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services.  Please see their materials for details. The Azzad Funds are also offered to investors who participate in the Azzad Ethical Wrap Program, and other separately managed accounts sponsored by the investment advisor, and in employer sponsored retirement plans such as 401(k) and 403(b) plans.

2.

Redemptions from IRA accounts will be charged a $15 fee.

3.  The Fund’s investment adviser has agreed to waive all or a portion of its fees or reimburse the Fund for certain operating expenses, to the extent necessary to limit the Fund’s total annual operating expenses to 2.25% of average daily net assets. This agreement is in effect for a ten-year period beginning August 8, 2002. “Operating expenses,” for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.  Any waiver or reimbursement of operating expenses by the adviser is subject to repayment by the Fund within three fiscal years after such reimbursement or waiver occurred, if the Fund is able to make the repayment without exceeding the 2.25% expense limitation.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year, all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except for reimbursement through August 8, 2012).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$228	$703	$1,205	$3,622

This example should not be considered to represent future expenses. Actual expenses may be greater or less than those shown here.

Your Guide to Investing in the Fund

Minimum Initial Investment: $1,000 ($500 for IRAs, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts) ($50 with Automatic Investment Plan)

Investment Adviser: Azzad Asset Management, Inc.

Portfolio Manager & Sub adviser: Wright Investors’ Service

Inception Date: November 01, 2000

Ticker Symbol: ADJEX

CUSIP Number: 74836D403

Website: www.azzadfund.com

Shareholder Services: 1(888) 350-3369, to speak to a financial advisor call (703) 207-7005

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial performance since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information for the period ended June 30, 2005 has been audited by Sanville & Company, whose report, along with the Fund's financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.  The financial highlights for the periods ended prior to June 30, 2005 were audited by the funds’ previous auditors, Tait, Weller & Baker. The annual report is available upon request by calling toll-free 1-888-350-3369.

For a capital share outstanding throughout each period indicated:

	Year	Year	Year	Period	Period
	ended	ended	ended	ended	ending
	6/30/2005	6/30/2004	6/30/2003	6/30/2002**	8/31/2001*

Net Asset Value at Beginning of Period	$ 8.30	$ 7.33	$ 7.51	$ 8.78	$ 10.00

Income From Investment Operations
Net Investment Loss (c)	(0.14)	(0.03)	(0.03)	(0.05)	(0.04)
Net Losses on Securities
(Realized and Unrealized)	1.14	1.00	(0.15)	(1.14)	(1.18)
Total from Investment Operations	1.00	0.97	(0.18)	(1.19)	(1.22)

Less Distributions	-	-	-	(0.08)	-

Net Asset Value at End of Period	$ 9.30	$ 8.30	$ 7.33	$ 7.51	$8.78

Total Return	12.01%	13.23%	(2.40)%	(13.64)%	(12.20)%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 2,255	$ 1,167	$ 289	$ 99	$ 73
Ratio of Expenses to Average Net Assets (a)
After reimbursement/waiver of fees	2.25%	2.20%	2.25%	2.25%	2.25%
Before reimbursement/waiver of fees	5.22%	6.69%	36.78%	104.00%	158.05%
Expenses waived or Reimbursed (b)	(2.98)%	(4.49)%	(34.53)%	(101.75)%	(155.80)%
Ratio of Net Investment Loss to
Average Net Assets	(1.65)%	(0.79)%	(0.70)%	(0.88)%	(0.70)%

Portfolio Turnover Rate	144.86%	185.48%	33.94%	6.93%	27.54%

* For the period December 22, 2000 (commencement of operations) to August 31, 2001
** For the period September 01, 2001 to June 30, 2002.
(a) Ratios are annualized for periods of less than one year, except for the total return ratio.
(b) Expenses waived or reimbursed reflect reductions to total expenses and would, similarly, increase the net investment loss ratio for the period had such reductions not occurred.
(c) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period

The Azzad Ethical Income Fund

Advisor

Azzad Asset Management, Inc.

Subadvisor

Wright Investors’ Service

Investment Objective

As a primary investment objective, the Fund seeks to provide current income, and as a secondary objective, the Fund seeks appreciation of capital consistent with ethical principles. The investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Principal Investment Strategies

The Fund invests primarily in equity securities. Investment decisions are made in accordance with its ethical principles as determined by the Fund’s adviser. The Fund will ordinarily invest at least 80% of its assets in dividend paying companies. In selecting securities, the Fund’s sub-adviser looks for companies that, in the sub-adviser’s opinion, have a history of consistent dividends and earnings. The Fund will invest primarily in the common stocks of large-capitalization companies, but may invest up to 25% of its assets in the common stocks of middle or small capitalization companies (companies with a market capitalization of less than $1 billion). The Fund will sell securities if companies are no longer compliant with its ethical principles. The sub-adviser also may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the sub-adviser to be consistent with the Fund’s investment objectives or when an investment opportunity arises that the sub-adviser believes is more compelling.

The Fund is diversified, and with respect to 75% of its total assets, it does not invest more than 5% of total assets in the securities of any one issuer. In addition, the Fund will not invest more than 25% of its assets in any particular industry.

Stock Selection Process and Criteria

All mutual funds use some type of screens to filter their investments. Screens are guidelines that define which stocks will be included in a portfolio and which will be excluded. In addition to basic financial screens such as market capitalization, financial solvency, industry and sector diversification, the stocks of the Fund are screened according to their lines of business and a set of financial ratios.

Exclusionary Screens

The screens used by the Fund are intended to reflect those most widely used by ethical and socially responsible investors. However, you may still find that some companies in the Fund do not reflect your social, political or environmental standards. The Fund uses its shareholder rights and responsibilities to make its voice heard on issues that concern its ethical investors.

The stock selection process begins by excluding those firms who do not meet specific business line and financial requirements. Specifically, the Fund excludes firms whose products or services include:

Alcohol

Tobacco

Meat Related Products

Unethical Entertainment (gambling, pornography, etc.)

Weapons of Mass Destruction

Conventional Financial Services (banks, insurance)

These products and services may be harmful and/or function in ways that are unfair to members of society. They are removed from the “universe” of stocks considered for investment in the Fund. After removing companies with unacceptable primary business activities, the remaining universe is tested by three financial ratio “filters”. The purpose is to remove companies with unacceptable financial ratios.

The filters exclude companies if:

o

Total debt divided by trailing 12-month average market capitalization is greater than or equal to 33%. (Note: total debt = short term debt + current portion of long-term debt + long-term debt).

o

Accounts receivables divided by total assets is greater than or equal to 45%. (Note: accounts receivables = current receivables + long-term receivables).

Companies that pass these screens are included in the Fund’s universe of stocks, from which investments are selected.

Investment Restrictions

In addition to restrictions imposed upon the business activities of companies, the Fund’s ethical objectives impose broad limitations upon the types of securities or other instruments in which the Fund may invest, as well as upon commonly used investment techniques. Under these provisions, the Fund may not invest in debt instruments, including bonds (including World Bank bonds and U.S. treasury bonds), notes, preferred stocks and convertible securities or other instruments that pay interest or that are deemed interest-equivalent investments; or in other derivative and hybrid securities, such as swaps, index futures, or other futures contracts.

Temporary Defensive Positions

During uncertain market, economic, political or other unfavorable conditions, the Fund may adopt a temporary defensive position. Under these circumstances, the Fund may hold up to 100% of its assets in non-interest bearing cash accounts. However, the fund will not invest in interest-paying instruments frequently used by other mutual funds for this purpose. During these periods, the Fund may not achieve its investment objective. These strategies are discussed in greater detail in the Statement of Additional Information ("SAI").

Principal Risks

All investments involve risk. As with all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no guarantee that the Fund’s investment objective will be achieved. You may lose money on your investment in the Fund, or the Fund could under perform for any or all of the following reasons:

o

The Stock market goes down. The value of the Fund’s shares and its total return will fluctuate widely and your investment may be worth more or less than your original cost when you redeem your shares. The value of a security tends to fluctuate in response to activities specific to the company, general market, economic, and political conditions. In addition, individual stocks in the Fund may under perform and the Fund’s portfolio management’s practices may not achieve their desired affect.

o

The Fund’s Ethical Investment Objectives may narrow the availability of investment opportunities. It is possible that the restrictions placed on investments may cause the Fund to under perform in economic downturns compared to other Funds that do not place such restrictions. The Fund’s ethical screens also restrict it from investing in industries and companies that may otherwise be advantageous investments.

o

Investment style risk: Each type of stock (large-cap, mid-cap, small cap, etc.) tends to go through cycles of doing better or worse than the stock market in general. Returns from one asset class of stocks may trail returns from other types of stocks the Fund purchases or the overall stock market. In addition, investing in small cap companies involves special risks.  Among other things, the prices of small and mid-sized companies are generally more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.  It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities.  Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices.

Investments in small-cap companies are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies.  Small companies may have limited product lines, markets or financial resources, or management experience.

If you are not willing to accept the risks associated with investing in the stock market and the Fund in particular, you should not invest in the Azzad Funds.  The Fund does not constitute a complete investment program.

Performance Bar Chart

The bar chart below provides some indication of the risks involved in investing in the Fund. The chart shows how the Fund’s performance has varied from one calendar year to the next. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Year-to-date performance as of October 7, 2005[1]:	-.92%
Best quarter covered by the chart above (12/31/2003):	+8.44%
Lowest quarter covered by the chart above (9/30/2000):	-25.50%
S&P 500 Index - Year-to-date performance as of October 7, 2005[1]:	-1.32%

1 Fund fees are not reflected in the above performance bar chart. If these charges were reflected, returns would be less than those shown. Total return figures assume reinvested dividends, capital gains distributions, and changes in principal value. These figures do not reflect the taxes a shareholder may be required to pay on distributions or redemptions of Fund shares. The Fund’s past performance does not indicate how the Fund will perform in the future.

Average Annual Total Returns

The performance table below shows the Fund’s average annual total returns in comparison to those of a broad-based securities market index. It provides some indication of the risks involved in investing in the Fund. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

The after-tax returns are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period. During periods of loss, a higher after-tax return may result when a capital loss occurs upon redemption. This translates into an assumed tax deduction that benefits the shareholder. These returns do not take into consideration the May 2003 cuts in federal income tax rates on dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2004)
	One Year	Since Inception[1]
The Azzad Ethical Income Fund*
Return Before Taxes	7.98%	-12.82%
Return After Taxes on Distributions	7.98%	-12.82%
Return After Taxes on Distributions and Sale of Fund Shares	5.19%	-10.46%

* Fund fees are not reflected in the above performance bar chart. If these charges were reflected, returns would be less than those shown. Total return figures assume reinvested dividends, capital gains distributions, and changes in principal value. These figures do not reflect the taxes a shareholder may be required to pay on distributions or redemptions of Fund shares. The Fund’s past performance does not indicate how the Fund will perform in the future. Total return figures reflect no deductions for fees, expenses, or taxes.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)[1]	None
Maximum Deferred Sales Charge (Load) (as a % of lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividend Distributions	None
Redemption Fee (as a % of amount redeemed, if applicable)[2]	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets):

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	4.89%
Total Fund Operating Expenses	6.14%
Fee Waiver and Expense Reimbursement[3]	3.89%
Total Net Annual Operating Expenses	2.25%

-----------------

1.

Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services.  Please see their materials for details. The Azzad Funds are also offered to investors who participate in the Azzad Ethical Wrap Program, and other separately managed accounts sponsored by the investment advisor, and in employer sponsored retirement plans such as 401(k) and 403(b) plans.

2.

Redemptions from IRA accounts will be charged a $15 fee.

3.  The Fund’s investment adviser has agreed to waive all or a portion of its fees or reimburse the Fund for certain operating expenses, to the extent necessary to limit the Fund’s total annual operating expenses to 2.25% of average daily net assets. This agreement is in effect for a ten-year period beginning August 8, 2002. “Operating expenses,” for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.  Any waiver or reimbursement of operating expenses by the adviser is subject to repayment by the Fund within three fiscal years after such reimbursement or waiver occurred, if the Fund is able to make the repayment without exceeding the 2.25% expense limitation.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year, all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except for reimbursement through August 8, 2012).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$228	$703	$1,205	$3,893

This example should not be considered to represent future expenses. Actual expenses may be greater or less than those shown here.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information for the period ended June 30, 2005 has been audited by Sanville & Company, whose report, along with the Fund's financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.  The financial highlights for the periods ended prior to June 30, 2005 were audited by the funds’ previous auditors, Tait, Weller & Baker. The annual report is available upon request by calling toll-free 1-888-350-3369.

For a capital share outstanding throughout each period indicated:

	Year	Year	Year	Year	Period
	ended	ended	ended	ended	ended
	6/30/2005	6/30/2004	6/30/2003	6/30/2002	6/30/2001*

Net Asset Value at Beginning of Period	$ 5.07	$ 4.51	$ 4.53	$ 5.21	$ 10.00

Income From Investment Operations
Net Investment Loss (c)	(0.05)	(0.05)	(0.03)	(0.05)	(1.59)
Net Gains or Losses on Securities
(Realized and Unrealized)	0.29	0.61	0.01	(0.63)	(3.20)
Total from Investment Operations	0.24	0.56	(0.02)	(0.68)	(4.79)

Less Distributions	-	-	-	-	-

Net Asset Value at End of Period	$ 5.31	$ 5.07	$ 4.51	$ 4.53	$ 5.21

Total Return	4.73%	12.42%	(0.44)%	(13.05)%	(47.90)%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 1,495	$ 1,203	$ 601	$ 183	$ 270
Ratio of Expenses to Average Net Assets (a)
After reimbursement/waiver of fees	2.25%	2.22%	2.25%	2.25%	27.82%
Before reimbursement/waiver of fees	6.14%	4.29%	16.29%	29.69%	33.39%
Expenses waived or Reimbursed (b)	(3.89)%	(2.07)%	(14.04)%	(27.44)%	(5.57)%
Ratio of Net Investment Loss to
Average Net Assets	(1.02)%	(1.10)%	(1.11)%	(0.85)%	(26.76)%

Portfolio Turnover Rate	122.47%	156.29%	82.52%	8.81%	59.40%

* For the period July 11, 2000 (commencement of operations) to June 30, 2001.
(a) Ratios are annualized for periods of less than one year, except for the total return ratio.
(b) Expenses waived or reimbursed reflect reductions to total expenses and would, similarly, increase the net investment loss ratio for the period had such reductions not occurred.
(c) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period

More About the Funds

Shareholder Advocacy

Large corporations today have revenues that far exceed the incomes of most developing nations, or even whole continents. In their primary quest to make more money for their shareholders, they can become detached from their local communities and from human responsibilities.

It is our duty to compel these corporations to act more responsibly. Therefore, we take our shareholder responsibilities seriously. We view the right to vote proxies for our Funds’ holdings as a valuable asset of the funds.

A complete list of our proxy voting guidelines and voting record on the Funds’ holdings is available, free of charge, upon written request to: Azzad Funds Attention: Proxy Records 3141 Fairview Park Drive, Suite 460 Falls Church, VA 22042. You may also download the funds’ proxy voting guidelines online at www.azzadfund.com. These Guidelines summarize the Funds’ positions on various issues of concern to ethical investors. They give general indication as to how the advisor, Azzad Asset Management, Inc. will vote Fund shares on each issue listed. Because we have a fiduciary duty to our shareholders to examine each resolution offered and the context in which it applies, we vote proxies after considering the Funds’ investment objectives and ethical goals. Therefore, there may be instances in which votes differ from the guidelines stated.

Because it is impossible to predict all potential voting issues, the listing is not exhaustive. The advisor will vote on issues that arise but are not addressed in the guidelines in accordance with the Funds’ investment objectives and ethical goals. In addition, some issues such as redlining and predatory lending that largely concern banks and insurance companies are not included because the Funds do not invest in their stocks.

The guidelines are subject to change without notice.

Banks, financial services, insurance companies

The Azzad Funds do not invest in banks, financial services companies or insurance companies because more often than not, such companies maintain or own portfolios that are not screened for relationships with tobacco, weapons of mass destruction, alcohol, and/or the other ethical screens that Azzad uses. These companies often do a high percentage of their business with what Azzad considers to be unethical businesses.

Management

Board of Trustees

The business of the Funds is managed under the direction of the Board of Trustees (the "Board") of the Company. The Board formulates the general policies of the Funds and meets periodically to review their performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Board ensures that the Funds’ policies, procedures and general business practices are conducted in strict conformity to their ethical principles.

The Adviser

Azzad Asset Management, Inc. (the “Adviser”), 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia 22042, serves as investment adviser to the Azzad Funds. The Adviser is a privately held corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended with the U.S. Securities and Exchange Commission. The Adviser was incorporated in the State of Delaware on June 9, 2000. The company was initially formed as Zad Asset Management, LLC in the State of Virginia on August 4, 1997 and was converted into a corporation under Delaware law in June 2000 under the current name.

The Adviser currently serves under an investment advisory agreement dated August 8, 2002.  Under the terms of the advisory agreement, the Adviser is responsible for formulating the Funds’ investment programs and for making day-to-day investment decisions and engaging in portfolio transactions.  The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations.  For the fiscal year ended June 30, 2005, the Adviser waived the entire advisory fee and received $0 for its services.

The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.

Sub-adviser

The Adviser has entered into a sub-advisory agreement with Wright Investors’ Service, Inc. (“Wright”), located at 440 Wheelers Farms Road, Milford, Connecticut, 06460.  Wright is an independent professional investment management and advisory organization that provides investment services to individuals, banks, insurance companies and other institutional investors worldwide.  Under the sub-advisory agreement, Wright provides portfolio management services to the Funds.  Wright receives a fee from the Adviser (not the Funds) equal to an annual rate of 0.15% of the Funds’ average daily net assets, with a minimum monthly payment of $417.

Established more than 40 years ago, Wright is an internationally recognized firm headquartered in Milford, Connecticut, with offices in Florida and Illinois.  As of December 31, 2001, Wright had approximately $3 billion under management.  An investment committee, consisting of a team of Wright’s investment professionals, will be responsible for the day-to-day management of the Funds’ portfolios.  A staff that provides multilevel analyses of the economic and investment environments and the probable effect of economic forecasts on client portfolios supports the investment committee.

Distribution

Each Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act (the "Rule") that allows such Fund to pay distribution and other fees for the sale and distribution of its shares. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that such Fund will compensate the Distributor by paying the Distributor a monthly fee equal to 0.25% of its average daily net assets, on an annual basis, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker-dealers and other financial institutions with which it has written agreements, and whose clients are Fund shareholders, for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net return to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

Because these expenses are paid out of the Funds’ assets on an on-going basis, over time, these expenses may increase the cost of your investment and may cost you more than paying other types of sales charges.

As of February 2005, the Azzad Funds are directly distributed to shareholders.

Custodian, Transfer & Dividend Disbursing Agents

Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, serves as custodian for the Funds’ cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. The Custodian does maintain certain financial and accounting books and records pursuant to an agreement with the Funds. Mutual Shareholder Services, LLC, 8869 Brecksville Rd, Suite C, Brecksville, OH 44141, serves as the transfer agent and dividend disbursing agent for the Funds and in that capacity maintains certain books and records for the Funds.

Shareholder inquiries relating to a shareholder account should be directed by writing to Azzad Funds c/o Mutual Shareholder Services 8869 Brecksville Rd, Suite C Brecksville, OH 44141 or by telephoning Azzad Funds (toll-free) at (888) 350-3369, Monday through Friday (except holidays), between the hours of 9:00 A.M. and 5:00 P.M., Eastern Standard Time.

Organization

The Azzad Ethical Income Fund and the Azzad Ethical Mid Cap Fund are a series of the Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end, management investment company. It is not intended that meetings of the Fund’s shareholders be held except when required by Federal or Massachusetts state law. All shareholders of the Fund are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control the Funds.

How Your Share Price (NAV) is Determined

The value of a single share of each Fund is known as its "net asset value" per share or "NAV." The net asset value per share or “NAV” for each Fund is determined by taking the market value of all securities owned by such Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

Net Asset Value (NAV)= Total Assets--Total Liabilities

Number of Shares Outstanding

The Funds’ securities are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the adviser believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Funds compute their daily prices using market prices as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Standard Time). The Funds’ shares are not priced on the days when the NYSE trading is closed. The Funds’ NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Your order (redemption or purchase) will be priced at the next NAV calculated after such Fund receives your order.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example, on a foreign exchange or in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

Shareholder Guide

How to Purchase Shares

Shares of each Fund are offered for sale on a continuous basis at the NAV.

o

The minimum initial investment for each Fund is $1,000 or $50 for shareholders enrolled in the automatic investment plan. There is no minimum purchase required for investments made through Fund Serve and other such transactions.

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The minimum subsequent investment is $50; there is no minimum subsequent purchase for investments made through Fund Serve and other such transactions.

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The minimum initial investment for retirement and college savings plans is $500 or $50 for shareholders enrolled in the automatic investment plan. There is no minimum purchase and no minimum subsequent purchase when made through Fund Serve and other such transactions.

The price for Fund shares is the Fund's net asset value per share (NAV).

BY MAIL: You may purchase shares of the Funds by completing and signing an Account Application form enclosed with this Prospectus and mailing it, together with your check made payable to the Azzad Funds and a copy of your driver’s license (for identification verification purposes), to the address listed below:

Azzad Funds

C/O Mutual Shareholder Services, LLC

8869 Brecksville Rd. Suite C

Brecksville, OH 44141-1939

When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above.  Third party checks will not be accepted, and the Funds reserve the right to refuse to accept second party checks. Bounced checks or checks in which funds cannot be collected will be charged a $30 fee.

BY TELEPHONE: Once your account is open, you may make subsequent investments by telephone by calling toll free (888) 350-3369 or (440) 922-0066. Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in the Fund retirement account administered by the Fund’s transfer agent or its agents.

If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Funds), you will be responsible for any loss incurred by the Fund because of such cancellation.

BY WIRE:  You may make your initial or subsequent investments in the applicable Fund by wire transfer. To enable timely processing and transaction analysis, investors wiring funds must first notify Azzad of the investment.

Routing Number  044000024

Huntington National Bank

Columbus, OH 43219

TRUST DEPARTMENT

Attn: Allan Burkhart/ Woody Hall

Account# 01891662889

FFC:  Azzad Ethical Income Fund, #1041040381

Azzad Ethical Mid Cap Fund, # 1041040372

To assure proper receipt, please be sure your bank included the applicable Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Application form and mail it to the address indicated in "By Mail" above after completing your wire arrangement.

Wire purchases are completed when wired payment is received and the Fund accepts the purchase.  The Funds and its agents are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.  Note: federal funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

There are no wire fees charged by the Funds for purchases of $1,000 or more. A wire fee of up to $20 will be charged by the Funds on wire purchases of less than $1,000. Your bank also may charge wire fees for this service.

BY AUTOMATIC INVESTMENT PLAN:  You may make your initial investment in the Funds by completing the automatic investment plan form authorizing the Azzad Funds to draw on your bank account. The minimum initial investment required is $50 for each Fund.  See page 24 of prospectus for additional information on automatic investment plans.

You may also make subsequent investments automatically for as little as $50 a month, beginning within thirty (30) days after your account is opened. Ask your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment at any time by written instruction received by the Funds at least fifteen business days before the change is to become effective. Dates available for AIPs, are the 10th and 20th of each month (or the nearest business day thereafter). A fee of $30 will be charged for returned ACH payments.

Additional Information About Purchases

All purchases of shares are subject to acceptance by the Funds and are not binding until accepted. The Funds reserve the right to reject any application or investment. Orders become effective as of 4:00 p.m., Eastern Time, Monday through Friday, exclusive of business holidays.

Fees and charges associated with purchasing shares of the Funds are set forth in this prospectus.  However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Funds will charge $30 and you will be responsible for any loss incurred by the Funds with respect to canceling the purchase. To recover any such loss or charge, the Funds reserve the right, without further notice, to redeem shares already owned by any purchaser (in such Fund) whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process.  In such instances, any amounts charged to the Funds for collection procedures will be deducted from the amount invested.

In addition, you will be required to provide information such as your birth date, social security number, address and other relevant information to help us verify your identity. For most accounts, you will be required to submit a photocopy of your driver’s license or other picture identification. If you do not provide this information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account. We also reserve the right to close your account for other lawful reasons including but not limited to: reasonable suspicion of money laundering, fraud, terrorism or other illegal activity in connection with the account.

How to Sell Your Shares

You may request to sell all or a portion of your shares at any time at the NAV per share next determined after the Transfer Agent receives your redemption request in proper form.

If your redemption request is received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time), your redemption will be priced the same day. Any redemption request received after that time will be priced the next day.

BY MAIL: Your request must include:

     a)  Original signatures of each registered owner exactly as the shares are registered;

     b)  The Fund name and the account number;

     c)  The number of shares or dollar amount to be sold; and

     d)  Any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities.

Send your written request for redemption to:

Azzad Funds

C/O Mutual Shareholder Services, LLC

8869 Brecksville Rd Suite C

Brecksville, OH 44141-1939

BY TELEPHONE:  Redemptions by telephone can be made by calling 1-888-350-3369 or 1-440-922-0066. If you do not wish to allow telephone redemptions by any person on the account, you should decline that option on the account application.

This feature can only be used on non-institutional accounts if:

a)  the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account;

     b)  there has been no change of address of record on the account within the preceding 30 days;

     c)  the  person requesting the redemption can provide proper identification; and

     d)  the proceeds of the redemption do not exceed $15,000.

In connection with telephone redemptions, neither the Funds nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine.  The Funds and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Funds or the transfer agent does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions. Shareholders should be aware that they may experience difficulty effecting telephone redemptions during times of a market downturn or other emergency.

SPECIAL REDEMPTION ARRANGEMENTS

Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions.  For further information call the Funds at 1-888-350-3369 or 1-440-922-0066.

SIGNATURE GUARANTEE

Redemptions in excess of $50,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed, or if proceeds are to be mailed to an address other than the registered address of record.  A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Fund at 1-888-350-3369 or 1-440-922-0066 to determine whether the guarantor is eligible.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request; however, the Funds may hold redemption proceeds for up to seven days.  If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to 15 days from the purchase date. You may avoid this requirement by investing by bank wire (federal funds). Please notify the Funds promptly in writing of any change of address.

BY WIRE: You may authorize the Funds to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption.  However, the Funds may hold redemption proceeds for up to seven days.  If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to 15 days from the purchase date. A wire fee of up to $20 will be charged by such Fund, which is deducted from redemption proceeds.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     (1)  The redemption price may be more or less than your cost, depending on the net asset value of such Fund's portfolio next determined after your request is received.

     (2)  A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS FormW4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of          shares from a retirement account may be subject to withholding tax. IRA distributions must be accompanied by an Azzad Funds distribution application.

     (3)  The Fund may redeem existing accounts and refuse a potential account the privilege of having an account in the Fund if the Fund reasonably determines that the failure to do so would have a material adverse          consequence to the Fund and its shareholders.

(1)

Excessive short term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Fund may refuse investments from shareholders who engage in short term trading.

MARKET TIMING

It is the Funds policy not to engage in market timing when purchasing or redeeming mutual fund shares. Market timing is an investment strategy that utilizes excessive short-term trading to capitalize on inefficiencies in the pricing of shares. Market timing, which relies on frequent purchases and redemptions of fund shares, isn’t illegal but is restricted by most fund companies. Market timing undermines portfolio management strategies and may hurt the performance of the fund. It may force a manager to maintain a larger percentage of the fund’s assets in cash or to liquidate securities prematurely to meet higher levels of redemptions resulting from market timing. Abusive trading practices increase transaction costs and may hurt long-term investors.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Funds shares are netted again one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. DO NOT INVEST IN THE AZZAD FUNDS IF YOU ARE A MARKET TIMER.

The Azzad Funds reserve their right to reject any Fund purchase for any reason, including Fund purchases that the Funds do not think are in the best interests of the Funds or its shareholders or if the Funds thinks that trading is abusive.

MANDATORY REDEMPTIONS

In order to reduce expenses, the Funds may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan account, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If the Funds elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice.  No account-closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

How to Exchange Your Shares

As an Azzad shareholder, you may exchange your shares of any Fund for shares of any other Azzad Fund, subject to the minimum investment requirement of such Fund. The exchange is treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. You may request the exchange by contacting the Funds at the phone number or address provided in the "By Telephone" and "By Mail" sections above.

It is your responsibility to obtain and read a prospectus of the Fund you are exchanging your shares for before you make an exchange. In addition:

o

You may make up to two exchanges out of each fund during a calendar year.  This limit helps keep each fund's net asset base stable and reduces the fund's administrative expenses.

o

If you exchange shares into or out of a fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.

o

In times of extreme economic or market conditions, exchanging shares by telephone may be difficult.  To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange.

o

Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or a loss for federal income tax purposes.

No exchange will be accepted unless the registration of the two accounts is identical.  Neither the Azzad Funds nor the Funds' transfer agent are liable for following exchange instructions communicated by telephone that they reasonably believe to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, the Funds’ transfer agent may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

Taxation of the Funds

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Funds’ Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Funds’ shareholders.

TAXES ON DISTRIBUTIONS. The Funds operate in a manner such that they will not be liable for Federal income or excise tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

The Funds will mail reports to you containing information about the Funds’ distributions during the year after December 31 of each year (by January 31st). Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

TAXES ON REDEMPTIONS OF SHARES. The sale of Fund shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax professional will be able to determine whether a sale will result in a taxable gain or loss.

"BUYING A DIVIDEND" All distributions reduce the net asset value of the Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you do, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING. The Funds may be required to withhold U.S. federal income tax at the rate of 31 percent from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide the Funds with their correct taxpayers identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Funds’ net income and capital gains on its investments. The Funds pass substantially all of their earnings along to their investors as distributions.  When the Funds earn dividends from stocks and distributes these earnings to shareholders, it is called a dividend distribution. The Funds realize capital gains when they sell securities for a higher price than they paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

o

Long-term capital gains are realized on securities held by the Fund for more than one year and are part of your capital gain distribution.

o

Short-term capital gains are realized on securities held by the Fund for less then one year and are part of your dividend distributions.

The Funds distribute dividends and capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Shareholder Services

Online Account Access

For your convenience, you may access your account online 24 hours a day/ 7 days a week to review your account balances or histories. Simply go to the Azzad website at www.azzadfund.com, and use your social security number (or tax identification number) and investor number (located on your account statement) to access your Azzad Funds’ account. To obtain additional information about accessing your account online, call toll free (888) 350-3369.

Automatic Investment Plan

Automatic investment plans are available for your convenience to purchase or sell shares at specified intervals (10th or 20th of each month) without having to manually initiate each transaction. Automatic investment plans allow you to purchase Fund shares by having specified amounts automatically deducted from your bank account and invested in a Fund on a monthly basis. To establish this service for your account, you may contact Azzad toll free at (888) 350-3369 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or visit the Azzad website at www.azzadfund.com. This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

Dollar cost averaging. By participating in an automatic investment plan with the Funds, you will be practicing dollar cost averaging. Dollar-cost averaging is an investment strategy design to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals (monthly, quarterly, so on) over a long period of time. The advantage of dollar cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time. The important key is to stick with dollar cost averaging through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses.

Shareholder Reports

You will receive semi-annual and annual reports by mail. Independent accountants audit the financial statements appearing in annual reports. You will also receive quarterly statements by mail. If your address changes, it is your responsibility to contact Azzad with your address information.

To keep the Funds’ costs as low as possible, and to conserve paper usage, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, please notify our Shareholder Services at (888) 350-3369.

Reporting to Third Party Information Providers

The Azzad Funds provide various third party information providers such as Morningstar, Lipper, and others with fund information. These information providers may receive Fund information such as a fund’s holdings and NAV (Net Asset Value) and other fund information, in advance of Shareholders.

Account Types

You may invest in the Funds through the following types of accounts (their respective applications can be downloaded online at www.azzadfund.com , for a hard copy call the adviser at (703) 207-7005. You may also invest through a Wrap Account sponsored by Azzad:

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS (regular mutual fund accounts)

Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

RETIREMENT ACCOUNTS

The Fund offers various tax-deferred retirement plans and accounts, including Traditional IRAs, Roth IRAs,  Rollover IRAs, SEP (Simplified Employee Pension) IRAs, SIMPLE IRAs and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your legal or tax advisor. For an application and information regarding fees and other details, call (703) 207-7005

UNIFORM GIFT OR TRANSFER TO MINOR ACCOUNTS (UGMA, UTMA)

Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor's social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

COVERDELL EDUCATION SAVINGS ACCOUNTS (formerly EDUCATION IRA)

You may establish a tax-deferred education savings  account on behalf of any child with a Social Security Number to help save for his/her education. Account redemptions may be used for qualified primary, secondary, post secondary or higher education expenses. For an application and information regarding fees and other details, call (703) 207-7005.

FOR AN ORGANIZATION

You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity. For corporations, a corporate resolution signed by an authorized person with a signature guarantee is required. For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners is required. An authorized officer of the corporation or other legal entity must sign the application.

For trust accounts, the trust must be established before you can open the account. You must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

PRIVACY POLICY NOTICE

The Azzad Funds Commitment to Protecting Your Privacy

PLEASE READ AND RETAIN FOR YOUR RECORDS

The following is a description of the Azzad Funds’ (“the Funds”) policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources.  In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect.  The Funds collect the following nonpublic personal information about you:

o

Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o

Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Additional Information

INVESTMENT ADVISER

AZZAD ASSET MANAGEMENT, INC.

3141 FAIRVIEW PARK DRIVE SUITE 460

FALLS CHURCH, VIRGINIA 22042

TEL: 703-207-7005

FAX: 703-562-0812

WEB www.azzadfund.com

Email Azzad@azzadfund.com

INDEPENDENT AUDITORS

SANVILLE & COMPANY

1514 OLD YORK ROAD

ABINGTON, PA 19001

TRANSFER AGENT AND

MUTUAL SHAREHOLDER SERVICES, LLC

FUND ACCOUNTANT

8869 BRECKSVILLE RD

SUITE C

BRECKSVILLE, OH 1939-44141

TEL: (888) 350-3369

CUSTODIAN

HUNTINGTON NATIONAL BANK

7 EASTON OVAL

COLUMBUS, OH 43219

Additional information about the Funds has been filed with the Securities and Exchange Commission (the “SEC”) in a Statement of Additional Information, and in the Funds’ annual and semi-annual reports to shareholders, which information is incorporated herein by reference (is legally considered a part of this prospectus). The Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Statement of Additional Information provides more detailed information about the Fund.

These documents (and other information about the funds) are available free of charge upon request to Mutual Shareholder Services, LLC 8869 Brecksville Rd. Suite C Brecksville, OH 44141 Tel: 888-350-3369 or 1-440-922-0066.  The Funds’ SAI, annual and semi-annual reports and other information can also be obtained by E-mail request to: azzad@azzadfund.com You can also review the Funds’ reports, SAI, and other reports and information by visiting the Public Reference Room of the Securities and Exchange Commission (“SEC”) at 450 Fifth Street, NW, Washington, DC 20549. Please call 202-942-8090 to learn the Public Reference Room's business hours. You may request copies of the Funds’ reports and SAI, for a fee, by writing to the Public Reference Room at this address, or by e-mailing your request to PUBLICINFO@SEC.GOV. You may also download a free, text-only version from the SEC's Internet website at www.sec.gov.

Investment Company Act File Number: 811-08021